Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—99.3%
Real Estate Investment Trusts—99.3%
Data Centers—8.5%
CyrusOne, Inc.	171,698	$11,234
Equinix, Inc.	62,101	36,249
		47,483

Health Care—10.1%
Healthcare Trust of America, Inc. Class A	620,000	18,773
Healthpeak Properties, Inc.	842,200	29,031
Welltower, Inc.	103,200	8,440
		56,244

Industrial/Office—24.6%
Industrial—12.7%
Americold Realty Trust	372,988	13,077
Duke Realty Corp.	707,493	24,529
Prologis, Inc.	377,804	33,677
		71,283

Office—11.9%
Alexandria Real Estate Equities, Inc.	167,405	27,049
Cousins Properties, Inc.	497,003	20,477
Douglas Emmett, Inc.	288,508	12,665
Paramount Group, Inc.	447,241	6,226
		66,417

Total Industrial/Office		137,700

Lodging/Resorts—3.4%
Host Hotels & Resorts, Inc.	147,294	2,732
RLJ Lodging Trust	254,105	4,503
Ryman Hospitality Properties, Inc.	139,278	12,070
		19,305

Residential—25.6%
Apartments—16.3%
Apartment Investment & Management Co. Class A	379,938	19,624
AvalonBay Communities, Inc.	141,815	29,738
Equity Residential	327,714	26,519
Essex Property Trust, Inc.	20,004	6,018
Mid-America Apartment Communities, Inc.	73,100	9,639
		91,538

Manufactured Homes—4.5%
Sun Communities, Inc.	167,180	25,094
	Shares	Value

Single Family Homes—4.8%
American Homes 4 Rent Class A	742,600	$19,463
Invitation Homes, Inc.	241,060	7,225
		26,688

Total Residential		143,320

Retail—16.6%
Free Standing—5.6%
Spirit Realty Capital, Inc.	298,493	14,680
STORE Capital Corp.	447,400	16,661
		31,341

Regional Malls—5.4%
Simon Property Group, Inc.	159,241	23,720
Taubman Centers, Inc.	210,191	6,535
		30,255

Shopping Centers—5.6%
Brixmor Property Group, Inc.	704,596	15,226
Regency Centers Corp.	255,500	16,120
		31,346

Total Retail		92,942

Self Storage—3.9%
CubeSmart	355,850	11,202
Extra Space Storage, Inc.	99,929	10,555
		21,757

Specialty—6.6%
Crown Castle International Corp.	99,450	14,137
VICI Properties, Inc.	882,900	22,558
		36,695

Total Common Stocks (Identified Cost $386,032)		555,446

Total Long-Term Investments—99.3% (Identified Cost $386,032)		555,446

TOTAL INVESTMENTS—99.3% (Identified Cost $386,032)		$555,446
Other assets and liabilities, net—0.7%		3,767
NET ASSETS—100.0%		$559,213
See Notes to Schedule of Investments

Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$555,446	$555,446
Total Investments	$555,446	$555,446
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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